Exhibit 99.1

           S1 CORPORATION REPORTS THIRD QUARTER 2005 FINANCIAL RESULTS

Atlanta, November 3, 2005 -- S1 Corporation (Nasdaq:SONE), a leading global provider of integrated front-office applications for financial institutions, today announced financial results for its third quarter ended September 30, 2005.

     o Revenue for the third quarter ended September 30, 2005 was $57.9 million as compared to $60.3 million for the same quarter in the previous year and $62.0 million in the prior quarter ended June 30, 2005.

     o Total license revenue for the third quarter ended September 30, 2005 was $10.6 million compared to $11.4 million in the same quarter in the previous year and $13.9 million in the prior quarter ended June 30, 2005.

     o Loss from continuing operations for the third quarter ended September 30, 2005 was ($7.5) million, or ($0.11) per share, compared to income from continuing operations of $0.05 per share for same quarter the previous year and $0.03 per share in the prior quarter ended June 30, 2005. Net loss for the third quarter 2005 includes restructuring costs of $4.3 million. Excluding these restructuring costs, our net loss for the third quarter would have been $3.2 million, or $0.05 per share (1).

In the third quarter, the Company's FI Segment signed 15 Enterprise contracts, of which 4 were new relationships and 11 were substantial purchases of additional licenses and services from existing Enterprise customers. S1 also initiated a restructuring plan, which led to a one-time charge of $4.3 million, including $0.6 million of stock-based compensation.

"While I am disappointed in our financial performance in the third quarter, I believe we now have the right organizational structure to more effectively align our business with the needs of our customers and our addressable markets," said James "Chip" S. Mahan III, chief executive officer of S1 Corporation. "We are committed to running the business in such a way that ensures customer satisfaction and long-term shareholder value. The streamlined organization and our cost-reduction efforts will put our expenses more in line with our revenues."

The Company remains dedicated to its strategy of delivering integrated front-office solutions to financial institutions to give them a single view of their customers and a way to more efficiently run their business. This will be accomplished through the delivery of multiple lines of products that are designed to meet the unique needs of the various markets S1 serves, which include global and national financial institutions, local community banks and credit unions. S1 remains the only provider in its space to offer the full range of retail and wholesale banking solutions across all customer interaction channels, including the branch, call center, internet, voice and ATM.

S1 also announced today that it will suspend the practice of providing financial guidance.

CONFERENCE CALL INFORMATION
Company management will host a conference call to discuss its third quarter results on Thursday, November 3, 2005, at 5:00 p.m. EST. Interested parties may access a live webcast of the call through the Company's website, www.s1.com. The conference call will contain forward-looking statements and other material information. A replay of the call will be available through November 10, 2005 on the Company's website.

Reconciliation of GAAP Earnings (1)
              Net loss as reported                     $        (7,496)
              Restructuring costs                                4,255
                                                       ---------------
              Net loss excluding restructuring costs   $        (3,241)

ABOUT S1
S1 Corporation (Nasdaq: SONE) is a leading global provider of integrated front-office applications for more than 4,000 banks, credit unions and insurance providers around the world. Comprised of applications that address virtually every market segment and delivery channel, S1 solutions help integrate and optimize an institution's entire front office, resulting in increased operational efficiencies, revenue opportunities and overall customer satisfaction. S1 is the only provider with the proven experience, breadth of products and financial strength to empower financial services companies' enterprise strategies. Additional information about S1 is available at www.s1.com.

FORWARD LOOKING STATEMENTS

This press release contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act. These statements include statements with respect to our financial condition, results of operations and business. The words "believes," "expects," "may," "will," "should," "projects," "contemplates," "anticipates," "forecasts," "intends" or similar terminology identify forward-looking statements. These statements are based on our beliefs as well as assumptions made using information currently available to us. Because these statements reflect our current views concerning future events, they involve risks, uncertainties and assumptions. Therefore, actual results may differ significantly from the results discussed in the forward-looking statements. The risk factors included in our reports filed with the Securities and Exchange Commission (and available on our web site at www.s1.com or the SEC's web site at www.sec.gov ) provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. Except as provided by law, we undertake no obligation to update any forward-looking statement.

Investor Contact:
Matt Hale
Chief Financial Officer, S1 Corporation
404.923.3500
Matt.hale@s1.com

Press Contact:
Chris Watson
Vice President of Marketing, S1 Corporation
404.923.6775
Chris.watson@s1.com

                         S1 CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                 (In thousands)
                                   (Unaudited)

                                                          SEPTEMBER 30,    DECEMBER 31,
                                                              2005             2004
                                                          -------------    -------------
                      ASSETS
Current assets:
  Cash and cash equivalents                               $      55,907    $      43,223
  Short term investments                                         45,715           65,248
  Accounts receivable, net of allowances                         62,522           61,216
  Prepaid expenses                                                5,897            6,113
  Other current assets                                            3,361            5,485
                                                          -------------    -------------
           Total current assets                                 173,402          181,285
  Property and equipment, net                                    14,020           15,150
  Intangible assets, net                                         19,638           22,766
  Goodwill, net                                                 117,831          117,699
  Other assets                                                    2,911            3,981
                                                          -------------    -------------
           Total assets                                   $     327,802    $     340,881
                                                          =============    =============
       LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                        $       4,178    $       6,253
  Accrued salaries and benefits                                   9,115           14,269
  Accrued other expenses and restructuring                       17,385           20,706
  Deferred revenues                                              39,557           33,302
  Current portion of capital lease obligation                     1,232            1,523
                                                          -------------    -------------
           Total current liabilities                             71,467           76,053
  Other liabilities                                               8,090            9,832
                                                          -------------    -------------
           Total liabilities                                     79,557           85,885
                                                          -------------    -------------
Stockholders' equity:
     Preferred stock                                             10,000           10,000
     Common stock                                                   744              742
     Additional paid-in capital                               1,915,580        1,913,913
     Treasury stock                                             (25,000)         (21,593)
     Accumulated deficit                                     (1,650,607)      (1,646,147)
     Accumulated other comprehensive loss                        (2,472)          (1,919)
                                                          -------------    -------------
           Total stockholders' equity                           248,245          254,996
                                                          -------------    -------------
           Total liabilities and stockholders' equity     $     327,802    $     340,881
                                                          =============    =============

                         S1 CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                 (In thousands, except share and per share data)
                                   (Unaudited)

                                                                 THREE MONTHS ENDED                NINE MONTHS ENDED
                                                           -----------------------------     -----------------------------
                                                             9/30/2005        9/30/2004        9/30/2005        9/30/2004
                                                           ------------     ------------     ------------     ------------
REVENUES:
   Software licenses                                       $     10,593     $     11,397     $     37,780     $     32,347
   Support and maintenance                                       17,518           15,472           52,937           46,727
   Professional services                                         18,935           23,956           60,577           66,720
   Data center                                                   10,181            9,153           29,728           28,022
   Other                                                            648              332            1,304            2,000
                                                           ------------     ------------     ------------     ------------
         Total revenues                                          57,875           60,310          182,326          175,816
                                                           ------------     ------------     ------------     ------------
DIRECT COSTS:
   Software licenses                                              2,060            2,128            5,290            6,569
   Professional services, support and maintenance                20,862           18,497           60,850           53,292
   Data center                                                    4,245            4,056           12,467           12,891
   Other                                                            434              135              697            1,583
                                                           ------------     ------------     ------------     ------------
         Total direct costs                                      27,601           24,816           79,304           74,335
                                                           ------------     ------------     ------------     ------------
         Gross margin                                            30,274           35,494          103,022          101,481
                                                           ------------     ------------     ------------     ------------
OPERATING EXPENSES:
   Selling and marketing                                         11,032            8,870           32,334           25,964
   Product development                                           12,764           12,991           39,279           40,269
   General and administrative                                     7,509            6,984           23,915           19,983
   Restructuring costs                                            4,255                -            4,255                -
   Depreciation and amortization                                  2,314            2,625            7,428            7,721
   Amortization of other intangibles                                358              222            1,015              687
                                                           ------------     ------------     ------------     ------------
         Total operating expenses                                38,232           31,692          108,226           94,624
                                                           ------------     ------------     ------------     ------------
Operating (loss) income                                          (7,958)           3,802           (5,204)           6,857
Interest, investment and other income (expense), net                655              180            1,548             (526)
                                                           ------------     ------------     ------------     ------------
(Loss) income before income taxes                                (7,303)           3,982           (3,656)           6,331
Income tax expense                                                 (193)            (635)          (1,228)          (1,096)
                                                           ------------     ------------     ------------     ------------
(Loss) income from continuing operations                         (7,496)           3,347           (4,884)           5,235
Discontinued operations:
Loss from operations of discontinued operations                       -             (128)             (31)            (952)
Gain on disposal of discontinued operations, net of tax               -                -              455                -
                                                           ------------     ------------     ------------     ------------
Net (loss) income                                          $     (7,496)    $      3,219     $     (4,460)    $      4,283
                                                           ============     ============     ============     ============
NET (loss) INCOME PER SHARE:
BASIC:
Continuing operations                                             (0.11)            0.05            (0.07)            0.07
Discontinued operations                                               -            (0.00)            0.01            (0.01)
                                                           ------------     ------------     ------------     ------------
Net (loss) income                                          $      (0.11)    $       0.05     $      (0.06)    $       0.06
                                                           ============     ============     ============     ============
DILUTED:
Continuing operations                                             (0.11)            0.04            (0.07)            0.07
Discontinued operations                                               -            (0.00)            0.01            (0.01)
                                                           ------------     ------------     ------------     ------------
Net (loss) income                                          $      (0.11)    $       0.04     $      (0.06)    $       0.06
                                                           ============     ============     ============     ============
Weighted average common shares outstanding - basic           70,303,365       70,506,931       70,361,627       70,692,776
Weighted average common shares and equivalents - diluted            n/a       72,699,694              n/a       73,106,864

Common shares outstanding at end of period                   70,346,563       70,195,318       70,346,563       70,195,318

GROSS MARGIN PERCENTAGES:
 Software licenses                                                   81%              81%              86%              80%
 Professional services, support and maintenance                      43%              53%              46%              53%
 Data center                                                         58%              56%              58%              54%
 Other                                                               33%              59%              47%              21%
                                                           ------------     ------------     ------------     ------------
 Total gross margin                                                  52%              59%              57%              58%
                                                           ============     ============     ============     ============

                                 S1 CORPORATION
                       STATEMENTS OF OPERATIONS BY SEGMENT
                    FOR THE QUARTER ENDED SEPTEMBER 30, 2005
                 (In thousands, except share and per share data)
                                   (Unaudited)

                                                             FINANCIAL
                                                           INSTITUTIONS         EDIFY        ELIMINATIONS         TOTAL
                                                           ------------     ------------     ------------     ------------
     Software licenses                                     $      6,684     $      3,980     $        (71)    $     10,593
     Support and maintenance                                     12,938            4,870             (290)          17,518
     Professional services                                       17,697            1,238                            18,935
     Data center                                                 10,181                -                            10,181
     Other                                                          648                -                               648
                                                           ------------     ------------     ------------     ------------
Total Revenue:                                                   48,148           10,088             (361)          57,875
                                                           ------------     ------------     ------------     ------------
DIRECT COSTS:
     Software licenses                                            1,025            1,106              (71)           2,060
     Professional services, support and maintenance              18,729            2,423             (290)          20,862
     Data center                                                  4,245                -                             4,245
     Other                                                          434                -                               434
                                                           ------------     ------------     ------------     ------------
           Total direct costs                                    24,433            3,529             (361)          27,601
                                                           ------------     ------------     ------------     ------------
           Gross margin                                          23,715            6,559                -           30,274
                                                           ------------     ------------     ------------     ------------
OPERATING EXPENSES:
     Selling and marketing                                        8,352            2,680                            11,032
     Product development                                         11,331            1,433                            12,764
     General and administrative                                   6,610              899                             7,509
     Restructuring costs                                          4,255                -                             4,255
     Depreciation and amortization                                2,198              116                             2,314
     Amortization of other intangibles                              358                -                               358
                                                           ------------     ------------     ------------     ------------
           Total operating expenses                              33,104            5,128                -           38,232
                                                           ------------     ------------     ------------     ------------
Operating (loss)                                                 (9,389)           1,431                -           (7,958)
Interest, investment and other income (expense), net                781             (126)                              655
Income tax expense                                                 (192)              (1)                             (193)
                                                           ------------     ------------     ------------     ------------
Loss from continuing operations                            $     (8,800)    $      1,304     $          -     $     (7,496)
                                                           ============     ============     ============     ============
Loss from continuing operations - basic                    $      (0.13)    $       0.02                      $      (0.11)
                                                           ============     ============                      ============
Loss from continuing operations - diluted                  $      (0.13)    $       0.02                      $      (0.11)
                                                           ============     ============                      ============
Weighted average common shares outstanding - basic           70,303,365       70,303,365                        70,303,365
Weighted average common shares outstanding - diluted                n/a              n/a                               n/a

                                 S1 CORPORATION
                       STATEMENTS OF OPERATIONS BY SEGMENT
                       FOR THE QUARTER ENDED JUNE 30, 2005
                 (In thousands, except share and per share data)
                                   (Unaudited)

                                                         FINANCIAL
                                                       INSTITUTIONS        EDIFY       ELIMINATIONS        TOTAL
                                                       -------------   -------------   -------------   -------------
     Software licenses                                 $      11,797   $       2,256   $        (112)  $      13,941
     Support and maintenance                                  13,268           4,631            (355)         17,544
     Professional services                                    19,194           1,131               -          20,325
     Data center                                               9,883               -               -           9,883
     Other                                                       344               -               -             344
                                                       -------------   -------------   -------------   -------------
Total Revenue:                                                54,486           8,018            (467)         62,037
                                                       -------------   -------------   -------------   -------------
DIRECT COSTS:
     Software licenses                                         1,421             215            (112)          1,524
     Professional services, support and maintenance           18,046           2,317            (355)         20,008
     Data center                                               4,019               -               -           4,019
     Other                                                        94               -               -              94
                                                       -------------   -------------   -------------   -------------
           Total direct costs                                 23,580           2,532            (467)         25,645
                                                       -------------   -------------   -------------   -------------
           Gross margin                                       30,906           5,486               -          36,392
                                                       -------------   -------------   -------------   -------------
OPERATING EXPENSES:
     Selling and marketing                                     9,014           2,493               -          11,507
     Product development                                      11,304           1,410               -          12,714

     General and administrative                                6,780             818               -           7,598
     Depreciation and amortization                             2,425             129               -           2,554
     Amortization of other intangibles                           328               -               -             328
                                                       -------------   -------------   -------------   -------------
           Total operating expenses                           29,851           4,850               -          34,701
                                                       -------------   -------------   -------------   -------------
Operating income                                               1,055             636               -           1,691
Interest, investment and other income (expense), net             794             (37)              -             757
Income tax expense                                              (552)             (4)              -            (556)
                                                       -------------   -------------   -------------   -------------
Income from continuing operations                      $       1,297   $         595   $           -   $       1,892
                                                       =============   =============   =============   =============
Income from continuing operations - basic              $        0.02   $        0.01                   $        0.03
                                                       =============   =============                   =============
Income from continuing operations - diluted            $        0.02   $        0.01                   $        0.03
                                                       =============   =============                   =============
Weighted average common shares outstanding - basic        70,191,090      70,191,090                      70,191,090
Weighted average common shares outstanding - diluted      70,872,560      70,872,560                      70,872,560

                         S1 CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (In thousands)
                                   (Unaudited)

                                                                                     NINE MONTHS
                                                                            -----------------------------
                                                                            SEPTEMBER 30,   SEPTEMBER 30,
                                                                                2005            2004
                                                                            -------------   -------------
Cash flows from operating activities:
     Net (loss) income                                                      $      (4,460)  $       4,283
     Adjustments to reconcile net (loss) income to net cash used in operating activities:
     Depreciation and amortization and goodwill impairment charge                  11,163          10,433
      Equity in net loss of unconsolidated subsidiary                                   -             750
      Compensation expense for stock options                                          570               -
     Provision for doubtful accounts receivable and billing adjustments             3,211           1,087
     Changes in assets and liabilities, excluding effects of acquisition:
         Increase in accounts receivable                                           (4,842)        (11,584)
         Decrease in prepaid expenses and other assets                              3,472             913
          Decrease in accounts payable                                             (1,831)         (1,148)
          Decrease in accrued expenses and other liabilities                       (9,067)        (11,177)
          Increase (decrease) in deferred revenue                                   5,654          (7,764)
                                                                            -------------   -------------
               Net cash provided by (used in) operating activities                  3,870         (14,207)

               Net cash provided by investing activities                           12,937           4,121

               Net cash used in financing activities                               (3,585)         (8,935)
Effect of exchange rate changes on cash and cash equivalents                         (538)            (53)
                                                                            -------------   -------------
Net increase (decrease) in cash and cash equivalents                               12,684         (19,074)
Cash and cash equivalents at beginning of period                                   43,223          76,713
                                                                            -------------   -------------
Cash and cash equivalents at end of period                                  $      55,907   $      57,639
                                                                            =============   =============
Property and equipment acquired through leases                              $         527   $       1,547
Maintenance agreement financed through vendor                                           -           1,201

                                 S1 CORPORATION
                            SUPPLEMENTAL SCHEDULE OF
                FINANCIAL INSTITUTIONS SEGMENT RECURRING REVENUE
                                 (In thousands)
                                   (Unaudited)

The table below presents the recurring amounts of revenue by type included in the financial institutions segment results for each period presented, including the recurring portion of subscription revenue (which is part of license revenue) along with all support and maintenance and data center revenue.

                                              THREE MONTHS ENDED
                                       ---------------------------------
                                       9/30/2004   6/30/2005   9/30/2005
                                       ---------   ---------   ---------
     Recurring subscription fees       $     596   $   1,349   $   1,390
     Support and maintenance              11,294      13,268      12,938
     Data center                           9,153       9,883      10,181
                                       ---------   ---------   ---------
    Total recurring revenue            $  21,043   $  24,500   $  24,509
    Percent of total segment revenue          40%         45%         51%

     Non-recurring license revenue         7,856      10,448       5,294
     Professional services revenue        22,822      19,194      17,697
     Other revenue                           332         344         648
                                       ---------   ---------   ---------
    Total segment revenue              $  52,053   $  54,486   $  48,148

Recurring revenue is only a component of revenue reported under generally accepted accounting principles. Annual recurring revenue (ARR) is the amount of recurring revenue included in any given period annualized to present a proforma full year amount. Recurring revenue and ARR are metrics that provide an indication of the financial institution segment's transition to the subscription, or term, licensing model.

Within License revenue, only the repeating periodic portion of subscription or term licenses is considered to be recurring. Subscription licenses typically have terms between 18 and 48 months. Subscription revenues are included in license revenue in the Company's GAAP financial statements and includes the right-to-use the licensed software as well as the right to receive support and maintenance and unspecified enhancements. At the end of the initial subscription term, customers do not typically have the right to continue to use the software without renewing the subscription. Maintenance and support revenue is considered to be recurring due to the high renewal rate of customers who have previously licensed software. Data Center revenue is also considered to be recurring as customers tend to contract these services under long term agreements with a high rate of renewal.

Professional services revenue is not considered to be recurring as it is typically earned over a discrete period of an implementation. "Other" revenues are not considered to be recurring. The difference between the amount of quarterly recurring revenue reported in the supplemental schedule and revenue reported in accordance with generally accepted accounting principles for the Financial Institutions Segment, is comprised principally of professional services revenue and perpetual license revenue.